UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                OCTOBER 28, 2004

                          ----------------------------

                                SUNNINGDALE, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)

            1-9431                                      94-3012230
    (Commission File Number)                  (IRS Employer Identification No.)

                                BILLHURST STUDIO
                              LINGFIELD COMMON ROAD
                            LINGFIELD SURREY RH7 6B7
                                       UK
              (Address of Principal Executive Offices and zip code)

                                 441-342-833855
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (A) On October 28, 2004, Sunningdale, Inc. (the "Company") ended the engagement of Hein & Associates, LLP as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Hein & Associates LLP on the Company's financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the termination, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused Hein & Associates LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods..

      The Company requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Hein in response to that request, dated October 28, 2002, is filed as Exhibit
16.1 to this Form 8-K.

      (B) On October 28, 2004, Moore Stephens, P.C. ("MS") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of MS, the Company has not consulted with MS regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

                                       1
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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of business acquired. None.

      (b) Pro forma financial information. None

      (c) Exhibits.

Exhibit Number     Description
--------------     -----------

     16.1 Letter from Hein & Associates, LLP dated October 28,2004 regarding change in certifying accountant.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUNNINGDALE, INC.
                                         (Registrant)


Date:  October 29, 2004                  By:/s/ Nicholas A. Shrager
                                            ------------------------------------
                                            Nicholas A. Shrager, President and
                                            Secretary

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------    -----------

     16.1 Letter from Hein & Associates, LLP dated October 28,2004 regarding change in certifying accountant.